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                                                                   Exhibit 10(x)



                              TRUST DEED AND RULES

                                     OF THE

                      EDO CORPORATION SHARE INCENTIVE PLAN

                                      DATED
                                  6TH JULY 2005

                                 APPROVED BY THE
                                INLAND REVENUE ON
                                _____________2005

                            under reference A1978/SY

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                                 TRUST DEED AND
                                  RULES OF THE
                      EDO CORPORATION SHARE INCENTIVE PLAN

TRUST DEED                                                                         1

1.      DEFINITIONS AND INTERPRETATION                                             1

2.      OBJECT OF THE TRUST                                                        1

3.      THE PLAN                                                                   1

4.      DECLARATION OF TRUST                                                       1

5.      NUMBER OF TRUSTEES                                                         2

6.      INFORMATION                                                                2

7.      RESIDENCE OF TRUSTEES                                                      2

8.      CHANGE OF TRUSTEES                                                         3

9.      INVESTMENT AND DEALING WITH TRUST ASSETS                                   3

10.     LOANS TO TRUSTEES                                                          4

11.     SHARES FROM QUALIFYING SHARE OWNERSHIP TRUSTS                              4

12.     TRUSTEES' OBLIGATIONS UNDER THE PLAN                                       4

13.     RESTRICTIONS DURING THE HOLDING PERIOD                                     6

14.     POWER OF TRUSTEES TO RAISE FUNDS TO SUBSCRIBE FOR A RIGHTS ISSUE           7

15.     POWER TO AGREE MARKET VALUE SHARES                                         7

16.     PERSONAL INTEREST OF TRUSTEES                                              7

17.     ADMINISTRATION OF THE TRUST                                                8

18.     NOTICE OF ANY FOREIGN TAX DEDUCTED BEFORE DIVIDEND PAID                    8

19.     SUBSIDIARY COMPANIES                                                       8

20.     DUTIES OF PARTICIPATING COMPANIES                                          9

21.     EXPENSES OF PLAN                                                           9

22.     TRUSTEES' LIABILITY AND INDEMNITY                                          9

23.     TRUSTEES POWER OF DELEGATION                                               10

24.     REMUNERATION OF TRUSTEES                                                   10

25.     ACCEPTANCE OF GIFTS                                                        11

26.     TRUSTEES' LIEN                                                             11

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                                                         TRUST DEED AND RULES

27.     AMENDMENTS TO THE PLAN                                                     11

28.     SUSPENSION OF THE PLAN                                                     11

29.     TERMINATION OF THE PLAN                                                    11

30.     EVENTS ON WHICH A PLAN TERMINATION NOTICE MAY BE GIVEN                     12

31.     NOTICES                                                                    12

32.     GOVERNING LAW                                                              12

33.     JURISDICTION                                                               13

34.     CONSTRUCTION OF THIS DEED                                                  13

35.     COUNTERPARTS                                                               13

SCHEDULE 1:                                                                        14

THE PLAN RULES                                                                     14

1.      DEFINITIONS                                                                14

2.      PURPOSE OF THE PLAN                                                        20

3.      PLAN SHARES                                                                20

4.      ADMISSION TO THE PLAN                                                      20

5.      ELIGIBILITY OF INDIVIDUALS                                                 21

6.      PARTICIPATION ON SAME TERMS                                                22

PART A                                                                             22

7.      FREE SHARES                                                                22

PART B                                                                             25

8.      PARTNERSHIP SHARES                                                         25

PART C                                                                             29

9.      MATCHING SHARES                                                            29

PART D                                                                             30

10.     DIVIDEND SHARES                                                            30

11.     COMPANY RECONSTRUCTIONS                                                    32

12.     RIGHTS ISSUES                                                              33

13.     FRACTIONAL ENTITLEMENTS                                                    34

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                                                         TRUST DEED AND RULES


14.     ALTERATIONS                                                                35

15.     DISPUTES                                                                   35

APPENDIX 1 - DEED OF ADHERANCE                                                     36

EXECUTION                                                                          38

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TRUST DEED

THIS TRUST DEED is made the 6th day of July 2005

BETWEEN

(1) EDO Corporation whose registered office is at 60 East 42nd Street, 42nd Floor, New York, NY 10165 ('the Company');

(2) Killik & Co Trustees Limited (registered no: 3929253) whose registered office is at 46 Grosvenor Street, London, W1K 3HN ('the Trustees')

 together the 'Original Parties'

WHEREAS

(A) The Company wishes to establish an employee share ownership plan approved in accordance with the provisions of Schedule 2 to ITEPA.

(B) The Plan shall constitute an employees' share scheme as that term is defined in Section 743 of the Companies Act 1985 for the provision by the Company of funds for the acquisition by the Trustees of Shares or any shares representing the same.
                                                                          [SEAL]
(C)   The Trustees have agreed to be the first trustees of the Plan.

NOW THIS DEED WITNESSETH as follows:

1.    DEFINITIONS AND INTERPRETATION

      The words and expressions used in this Deed shall where the context permits, have the meaning set out in Rule 1 to Schedule 1 to this Deed.

2.    OBJECT OF THE TRUST

      The purpose of this Deed is to establish a trust for the Plan that satisfies Schedule 2 to ITEPA.

3.    THE PLAN

      The Plan consists of this Deed and the attached Schedules and Appendices. The definitions in the Rules apply to this Deed. The Company from time to time determines which of parts A to D of the Rules shall have effect. Where the Company determines that part B shall have effect it shall also specify whether there is to be an Accumulation Period of up to twelve months, which shall apply equally to all Qualifying Employees in the Plan.

4.    DECLARATION OF TRUST

4.1 The Company and the Trustees have agreed that all the Shares and other assets that are issued to or transferred to the Trustees are to be held on the trusts declared by this Deed, and subject to the terms of the Rules. When Shares or assets are transferred to

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      the Trustees by the Company with the intention of being held as part of the Plan they shall be held upon the trusts and provisions of this Deed and the Rules.

4.2   The Trustees shall hold the Trust Fund upon the following trusts namely:

      (a) as to Unawarded Shares to allocate those Shares in accordance with the terms of this Deed and the Rules,

      (b) as to Shares which have been awarded to a Participant upon trust for the benefit of that Participant on the terms and conditions set out in the Rules,

      (c) as to Partnership Share Money upon trust to acquire Shares for the benefit of the contributing Qualifying Employee in accordance with the Rules or to appropriate Unawarded Shares to such Qualifying Employee, and

      (d) as to Surplus Assets upon trust to use them to acquire further Shares to be held on the trusts declared in (a) above, at such time during the Trust Period and on such terms as the Trustees in their absolute discretion think fit.

4.3 The income of Unawarded Shares and Surplus Assets shall be accumulated by the Trustees and added to, and held upon the trusts applying to, Surplus Assets.

4.4 The income of Plan Shares and Partnership Share Money shall be dealt with in accordance with the Rules.

4.5 The perpetuity period in respect of the trusts and powers declared by this Deed and the Rules shall be the period of eighty years from the date of this Deed.

5.    NUMBER OF TRUSTEES

      Unless a corporate Trustee is appointed, there shall always be at least two Trustees. Where there is no corporate Trustee, and the number of Trustees falls below two, the continuing Trustee has the power to act only to achieve the appointment of a new Trustee.

6.    INFORMATION

      The Trustees shall be entitled to rely without further enquiry on all information supplied to them by the Company and Participating Companies for the purposes of the Plan. In particular, but without prejudice to the generality of the foregoing, any notice given by the Company or a Participating Company to the Trustees in respect of the eligibility of any person to become or remain a Participant in the Plan shall be conclusive in favour of the Trustees.

7.    RESIDENCE OF TRUSTEES

      At all times the Trustees shall be a body of persons resident in the UK pursuant to paragraph 71(1) of Schedule 2. The Company shall immediately remove any Trustee who ceases to be so resident and, if necessary, appoint a replacement.

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8.    CHANGE OF TRUSTEES

      The Company has the power to appoint or remove any Trustee for any reason, the Company shall execute a deed to effect the change of Trustee. Any Trustee may resign on one month's notice given in writing to the Company, provided that there will be at least two Trustees or a corporate Trustee immediately after the retirement.

9.    INVESTMENT AND DEALING WITH TRUST ASSETS

      (a) Save as otherwise provided for by the Plan the Trustees shall not sell or otherwise dispose of Plan Shares.

      (b) The Trustees shall obey any directions given by a Participant in accordance with the Rules in relation to his Plan Shares and any rights and income relating to those Shares. In the absence of any such direction, or provision by the Plan, the Trustees shall take no action.

      (c) The Company and the Participating Companies shall, as soon as practicable after deduction from Salary, pass the Partnership Share Money to the Trustees who will put the money into an account with:

            (i)   a person falling within section 840A(l)(b) of ICTA 1988;

            (ii)  a building society; or

            (iii) an institution falling within section 840A(l)(c) of ICTA 1988,

            until it is either used to acquire Partnership Shares (or appropriate Unawarded Shares) on the Acquisition Date, or, in accordance with the Plan, returned to the individual from whose Salary the Partnership Share Money has been deducted.

      (d) The Trustees shall pass on any interest arising on this invested money to the individual from whose Salary the Partnership Share Money has been deducted.

      (e) The Trustees may either retain or sell Unawarded Shares at their absolute discretion. The proceeds of any sale of Unawarded Shares shall form part of Surplus Assets.

      (f) The Trustees shall have all the powers of investment of a beneficial owner in relation to Surplus Assets.

      (g)   The Trustees shall be under no duty to invest Surplus Assets.

      (h) The Trustees shall not be under any liability to the Participating Companies or to current or former Qualifying Employees by reason of a failure to diversify investments, which results from the retention of Plan or Unawarded Shares.

      (i) The Trustees may allow any Shares to be registered in the name of an appointed nominee provided that such Shares shall be registered in a designated account. Such registration shall not divest the Trustees of their responsibilities under this Deed or Schedule 2.

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      (j)   The Trustees may at any time, and shall if the Company so directs, revoke any delegation made under this Clause or require any Plan assets held by another person to be returned to the Trustees, or both.

      (k) The Trustees may place the documents of title to any securities for the time being in its possession that relate to the Plan or the trusts hereof in any bank or safe deposit. At any time when there is more than one Trustee, the Trustees shall be entitled to procure that any one or more of them may be registered as proprietor of any property held by them upon the trusts of this deed.

      (1) Notwithstanding any of the clauses within this Deed, the Schedule to this Deed or any other agreements governing the operation of the Plan, and to the extent permissible under any applicable law, the Trustee and any Participant may acquire, deal with or dispose of a fraction of a Share provided that any such acquisition, dealing or disposal is in all other respects in accordance with this Deed and the Plan and any reference in this Deed to a right or entitlement, liability of obligation in relation to a Share shall be construed as including, without limitation, a reference to an equivalent right, entitlement, liability or obligation in relation to a fraction of a Share.

10.   LOANS TO TRUSTEES

      The Trustees shall have the power to borrow money for the purpose of:

      (a)   acquiring Shares; and

      (b) paying any other expenses properly incurred by the Trustees in administering the Plan,

      on such terms as it thinks fit.

11.   SHARES FROM QUALIFYING SHARE OWNERSHIP TRUSTS

      Where Shares are transferred to the Trustees by a qualifying transfer in accordance with paragraph 78(1) of Schedule 2, they shall award such Shares only as Free and Matching Shares, and in priority to other available Shares.

12.   TRUSTEES' OBLIGATIONS UNDER THE PLAN

      NOTICE OF AWARD OF FREE AND MATCHING SHARES

12.1 As soon as practicable after Free and Matching Shares have been awarded to a Participant, the Trustees shall give the Participant a notice stating:

      (a)   the number and description of those Shares;

      (b)   their Initial Market Value on the Award Date; and

      (c)   the Holding Period applicable to them.

pp003 - SIP Deed Rules FINAL Clean                                             4

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      NOTICE OF AWARD OF PARTNERSHIP SHARES

12.2 As soon as practicable after any Partnership Shares have been awarded to a Participant, the Trustees shall give the Participant a notice stating:

      (a)   the number and description of those Shares;

      (b) the amount of money applied by the Trustees in acquiring those Shares on behalf of the Participant; and

      (c)   the Market Value at the Acquisition Date.

      NOTICE OF DIVIDEND SHARES

12.3 As soon as practicable after Dividend Shares have been acquired on behalf of a Participant, the Trustees shall give the Participant a notice stating:

      (a)   the number and description of those Shares;

      (b)   their Market Value on the Acquisition Date;

      (c)   the Holding Period applicable to them; and

      (d) any amount not reinvested and carried forward for acquisition of further Dividend Shares.

      MAINTENANCE OF TRUST RECORDS

12.4  The Trustees shall maintain proper records and in particular:

      (a) The Trustees shall make proper arrangements for the preparation and preservation of all necessary accounts (including the accounts of individual employees) records and other documents necessary to carry out their obligations concerning the proper administration of the Plan. The Participating Companies hereby undertake to make available to the Trustees all facilities and information necessary to ensure that full compliance is made with the provisions of the Plan.

      (b) For the purposes of Rules 5.3 - 5.5, the Trustees shall maintain records of any Participant who in any Tax Year has been awarded shares under another plan approved under Schedule 2 and established by the Company or a Connected Company.

      (c) Without limitation to the generality of the foregoing the Trustees shall maintain such records as may be necessary for the purposes of their own PAYE and NIC obligations or the PAYE and NIC obligations of the Employer Company (being the company of which the Participant is an employee at the time when any Plan Shares to which the Participant is entitled cease to be subject to the Plan and to whom the PAYE regulations, within the meaning of section 685 of ITEPA, at that time apply).

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      (d)   The Trustees shall submit to the Company such reports or other information as it may reasonably require for ensuring that the Plan is properly administered. Without prejudice to the generality of the foregoing, the Trustees shall submit to the Company copies of all documents including the annual returns which have been supplied to the Board of Inland Revenue.

      (e) The Company and its proper officers shall at all times be entitled on service of proper notice to inspect all accounts documents and records whatsoever maintained by the Trustees for the purposes of the Plan. The Company may at any time and at its absolute discretion audit or cause to be audited those accounts documents and records.

13.   RESTRICTIONS DURING THE HOLDING PERIOD

13.1 During the Holding Period the Trustees shall not dispose of any Free, Matching or Dividend Shares (whether by transfer to the employee or otherwise) unless the Participant has at that point ceased to be in Relevant Employment except as allowed by the following paragraphs of
      Schedule 2:

      (a)   paragraph 37(1) (power of Trustees to accept general offers etc.);

      (b) paragraph 77(1) (power of Trustees to raise funds to subscribe for rights issue);

      (c)   paragraph 79(1) (meeting PAYE obligations); and

      (d) paragraph 90(5) (termination of plan: early removal of Shares with participant's consent).

      PAYE LIABILITY ETC.

13.2  This Rule applies where the Trustees become liable to account for PAYE.

      (a) The Trustees may dispose of a Participant's Shares or accept a sum from the Participant in order to meet any PAYE liability as a result of a Participant's Shares ceasing to be subject to the Plan, including a liability arising in the circumstances provided in Sections 510 to 512 ITEPA (PAYE: Payment by Trustees to employer company on Shares ceasing to be subject to the plan).

      (b) Where the Trustees receive a sum of money which constitutes a Capital Receipt in respect of which a Participant is chargeable to income tax under ITEPA, the Trustees shall pay to the employer a sum equal to that on which income tax is so payable.

      (c) The Trustees shall maintain the records necessary to enable them to carry out their PAYE obligations, and the PAYE obligations of the employer company so far as they relate to the Plan.

      (d) Where the Participant becomes liable to income tax under ITEPA, or Case V of Schedule D, or Schedule F, the Trustees shall inform the Participant of any facts that are relevant to determining that liability.

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      MONEY'S WORTH RECEIVED BY TRUSTEES

13.3 The Trustees shall pay over to the Participant as soon as is practicable, any money or money's worth received by them in respect of or by reference to any Shares, other than money's worth consisting of new shares within paragraph 87 of Schedule 2 ('Company Reconstructions').

      This is subject to:

      (e) the provisions of paragraph 62 of Schedule 2 (dividend reinvestment);

      (f)   the Trustees obligations under paragraphs 510 to 514 ITEPA (PAYE:
            Shares ceasing to be subject to the Plan, and obligations to make payments to employer etc); and

      (g)   the Trustees' PAYE obligations.

      GENERAL OFFERS ETC.

13.4 If any offer, compromise, arrangement or scheme is made which affects the Free Shares or Matching Shares the Trustees shall notify Participants. Each Participant may direct how the Trustees shall act in relation to that Participant's Plan Shares. In the absence of any direction, the Trustees shall take no action.

14.   POWER OF TRUSTEES TO RAISE FUNDS TO SUBSCRIBE FOR A RIGHTS ISSUE

      If instructed by Participants in respect of their Plan Shares the Trustees may dispose of some of the Rights under a rights issue arising from those Shares to obtain enough funds to exercise the remaining Rights. The Rights referred to are rights to acquire additional shares or rights in the same company.

15.   POWER TO AGREE MARKET VALUE SHARES

      Where the Market Value of Shares falls to be determined for the purposes of Schedule 2, the Trustees may agree with the Inland Revenue that it shall be determined by reference to such date or dates, or to an average of the values on a number of dates, as specified in the agreement.

16.   PERSONAL INTEREST OF TRUSTEES

16.1 Trustees, and directors, officers or employees of a corporate Trustee, shall not be liable to account for any benefit accruing to them by virtue of their:

      (a)   participation in the Plan as a Qualifying Employee;

      (b) ownership, in a beneficial or fiduciary capacity, of any shares or other securities in any Participating Company;

      (c) being a director or employee of any Participating Company, being a creditor, or being in any other contractual relationship with any such Company.

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      PERMITTED DEALINGS OF TRUSTEES

16.2 A Trustee and any director or other officer of a company acting as Trustee shall not be precluded from acquiring holding or dealing with any debentures, debenture stock shares or securities whatsoever of any Participating Company or any other company in which the Trustees may be interested. Such a person shall not be precluded from making any contract or other transaction with any Participating Company or any such other company. Such a person shall not be in any way liable to account to any Participant, any Participating Company, or such other company for any profits made or benefits obtained in connection therewith.

17.   ADMINISTRATION OF THE TRUST

17.1 (a) A Trustee being a company may in its capacity as a Trustee hereof act by its officers and may by such officers have and exercise all powers trusts and discretion vested in it hereunder.

      (b) The Trustees may employ and act on the advice or opinion of any solicitor, broker, actuary, accountant or other professional or business person whether such advice was obtained by the Trustees or by the Company and shall not be responsible for any loss occasioned by its so acting, the Company shall meet the expenses of such advice or opinions to the extent that it, in its sole discretion, considers such expenses reasonable.

      (c) The Trustees may employ on such terms as the Company may agree as to remuneration any agent or agents to transact all or any business of whatsoever nature required to be done in the proper administration of the trusts powers and provisions hereof.

17.2 The Trustees shall hold meetings as often as is necessary for the administration of the Plan. There shall be at least two Trustees present at a meeting, except where the sole Trustee is a corporate Trustee, and the Trustees shall give due notice to all the Trustees of such a meeting. Decisions made at such a meeting by a majority of the Trustees present shall be binding on all the Trustees. A written resolution signed by all the Trustees shall have the same effect as a resolution passed at a meeting.

18.   NOTICE OF ANY FOREIGN TAX DEDUCTED BEFORE DIVIDEND PAID

      Where any foreign cash dividend is received in respect of Plan Shares held on behalf of a Participant, the Trustees shall give the Participant notice of the amount of any foreign tax deducted from the dividend before it was paid.

19.   SUBSIDIARY COMPANIES

19.1 Any Subsidiary may with the agreement of the Company become a Participating Company by executing a Deed of Adherence agreeing to be bound by the Deed and Rules, in the form of Appendix 1 hereto or in such other form as agreed in advance with the Board of the Inland Revenue. However, any Subsidiary that is an Original Party to this Deed shall be a Participating Company and shall not be required to execute a deed of adherence.

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19.2  Any company, which ceases to be a Subsidiary, shall cease to be a
      Participating Company.

19.3 The Plan shall cease to apply to any Participating Company, other than the Company, upon issue of a written notice by the Company to the Trustees that the relevant Company shall cease to be a Participating Company.

20.   DUTIES OF PARTICIPATING COMPANIES

20.1  If and so long as any company is a Participating Company it shall:

      (a) contribute and pay to the Trustees such sums as are required by the Trustees to acquire such Plan Shares as may be necessary or required for the purpose of discharging the Trustees' duties and obligations under the Plan together with that proportion of the sums required to meet the reasonable expenses of the Trustees in operating and administering the Plan in respect of the Qualifying Employees of that Participating Company;

      (b) provide the Trustees with all information reasonably required from it for the purposes of the administration and operation of the Plan in such form as the Trustees may reasonably require; and

      (c)   at all times comply with the Rules.

20.2 Any company, which ceases to be a Participating Company, shall remain liable to meet its fair proportion of the expenses of the Trustees in respect of any period whether or not arising while it was a Participating Company.

20.3 The rights of Participants employed by any company which ceases to be a Participating Company in relation to Plan Shares Awarded to them whilst that Company was a Participating Company shall not be affected.

21.   EXPENSES OF PLAN

      The Participating Companies shall meet the costs of the preparation and administration of this Plan.

22.   TRUSTEES' LIABILITY AND INDEMNITY

22.1 INDEMNITY FOR TRUSTEE: Subject to clause 22.2, the Participating Companies jointly and severally covenant with the Trustee that they shall keep the Trustee indemnified against any actions, claims and demands arising out of anything lawfully done or caused to be done by the Trustee unless such actions, claims and demands shall be attributable to the fraud or dishonesty of the Trustee (or to the negligence of any professional trustee) in the exercise of the powers and discretions vested in them by this Deed or otherwise arising out of or in connection with this Deed. In addition, the Trustee shall have the benefit of all indemnities conferred upon trustees generally by law and by the Trustee Act 1925 (as modified by statute or re-enacted); and

22.2 PROTECTIONS AGAINST ACTS OF OTHERS: Every Trustee not being a professional corporate trustee or individual Trustee engaged in the business of providing trustee services for

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

      a fee is answerable only for losses arising from his own fraud or wilful default and it not answerable for any act, neglect or default of his co-Trustees or co-Trustee.

22.3 The Trustee is not liable for any neglect or default of any Solicitor, accountant, banker, valuer, or other agent employed/appointed by the Trustees.

22.4  Any Trustee, who for the purposes of the Plan:

      22.4.1 pays or transfers to his co-Trustee or Trustees; or

      22.4.2 does any act or thing, or makes any omission in relation to:

      any monies or other property, is not bound to see to their due application and will not be subsequently rendered liable by any express notice of the misapplication of any monies or property.

22.5 A non-remunerated Trustee may insure the Plan out of the Trust Fund against any loss caused by him or any of his employees, officers, agents or delegates.

23.   TRUSTEES POWER OF DELEGATION

23.1 The Trustees may, to the extent permitted by law, delegate any of their powers and duties under the Plan to any person or company. No delegation made under this Clause shall divest the Trustees of their responsibilities under this Deed or under Schedule 2.

23.2 The Trustees may execute and may authorise any of their directors, officers or employees to execute on their behalf any documents in such manner as may be appropriate and not being inconsistent with the terms of the Plan.

24.   REMUNERATION OF TRUSTEES

24.1 Any individual Trustee shall be entitled to receive and retain as remuneration for his services hereunder such sum or sums as a Participating Company may from time to time resolve to pay to him therefore notwithstanding that he is also an officer or employee of a Participating Company. Such a person shall not be disqualified from voting or taking part in any decision of the Trustees on any matter by virtue of any personal or beneficial interest (actual or prospective) therein.

24.2 Any Trustee being a solicitor, broker, actuary, accountant, or other person engaged in any profession or business shall be entitled to be paid all usual professional or proper charges for business transacted time expended and acts done by him or by any employee or partner of his firm in connection with the Plan including acts which a Trustee not being in any profession or business could have done personally.

24.3 Any Trustee being a company may charge and be paid such reasonable remuneration or charges as shall from time to time be agreed in writing between the Company and such company. Any such company (being a bank) shall be entitled, subject to the written consent of the Company, to act as banker and perform any services in relation to the Plan on no less favourable terms than would be made with a customer in the ordinary course of its business as a banker without accounting for any resultant profit

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

      including, without prejudice to the generality of the foregoing clause, retention of its customary share of brokerage commission.

24.4 Any Trustee may be employed by or be appointed an officer of the Company or any Subsidiary and shall be entitled to keep for his benefit such fees perquisites and remuneration as he may receive by virtue of such position without having to account therefore and whether or not his position might be by virtue of the fact that he is a Trustee.

25.   ACCEPTANCE OF GIFTS

      The Trustees may accept gifts of Shares and other assets, which shall be held upon the trusts declared by this Deed.

26.   TRUSTEES' LIEN

      The Trustees' lien over the Trust Fund in respect of liabilities incurred by them in the performance of their duties (including the repayment of borrowed money and tax liabilities) shall be enforceable subject to the following restrictions:

      (a) the Trustees shall not be entitled to resort to Partnership Share Money for the satisfaction of any of their liabilities; and

      (b) the Trustees shall not be entitled to resort to Plan Shares for the satisfaction of their liabilities except to the extent that this is permitted by the Plan.

27.   AMENDMENTS TO THE PLAN

      The Company may, with the Trustees' written consent, from time to time amend the Plan provided that

      (a) The Company may not make any amendment that would adversely prejudice to a material extent the rights attaching to any Plan Shares awarded to or acquired by Participants.

      (b) The Company may not make any alteration that would give to Participating Companies a beneficial interest in Plan Shares.

      (c) If the Plan is approved by the Inland Revenue at the time of an amendment or addition, any amendment or addition to a "key feature" (as defined in paragraph 84(6) of Schedule 2) of the Plan shall not have effect unless and until the approval of the Inland Revenue has been obtained.

28.   SUSPENSION OF THE PLAN

      The Company may at any time resolve to suspend the operation of the Plan. Any decision to suspend the operation of the Plan will not affect the subsisting rights of Participants.

29.   TERMINATION OF THE PLAN

29.1 The Plan shall terminate on the earliest of:

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      (a)   the date on which the Plan is declared to terminate by a Plan
            Termination Notice issued by the Company to the Trustees under paragraph 89 of Schedule 2, or

      (b)   if earlier, the expiry of the Trust Period.

29.2 The Company shall without delay upon executing a Plan Termination Notice provide a copy of the notice to the Trustees, the Inland Revenue and each individual who has Plan Shares or who has entered into a Partnership Share Agreement which was in force immediately before the Plan Termination Notice was issued.

29.3 Upon the issue of a Plan Termination Notice or upon the expiry of the Trust Period, paragraph 90 of Schedule 2 shall have effect.

29.4 Any Shares or other assets which remain undisposed of after the requirements of paragraph 90 of Schedule 2 have been complied with shall be held by the Trustees upon trust to pay or apply them to or for the benefit of the Participating Companies as at the termination date in such proportion, having regard to their respective contributions, as the Trustees shall in their absolute discretion consider appropriate.

30.   EVENTS ON WHICH A PLAN TERMINATION NOTICE MAY BE GIVEN

      The Company will issue a Plan Termination Notice on the earliest of the following dates:

      (a) on the date when an order for the winding up of the Company is made or a resolution is passed for the voluntary winding up of the Company, or,

      (b)   on any other date determined at the discretion of the Company.

31.   NOTICES

      Any notice or other communication under, or in connection with, the Plan may be given by personal delivery, electronic communication or by sending the same by post, in the case of a company to its registered office, and in the case of an individual to his last known address, or, where he is a director or employee of the Company or a Participating Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment. Where a notice or other communication is given by first-class post, it shall be deemed to have been received by 10am on the second Business Day after it was put into the post properly addressed and stamped. If any notice or other communication would otherwise have become effective on a non-Business Day or after 5 p.m. on a Business Day, it shall instead become effective at 10 a.m. on the next Business Day.

32.   GOVERNING LAW

      This Deed shall be governed by and construed in accordance with the laws of England.

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33.   JURISDICTION

      The parties agree that they shall submit to the exclusive jurisdiction of the English courts.

34.   CONSTRUCTION OF THIS DEED

      Schedule 1, but not any other Schedules or Appendices, shall be treated as part of this Deed.

35.   COUNTERPARTS

      This Deed may be executed in any number of counterparts each of which when executed and delivered is an original and all of which together constitute the same document.

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SCHEDULE 1:

THE PLAN RULES

1.    DEFINITIONS

1.1   The following words and expressions have the following meanings:

"ACCUMULATION PERIOD"           in relation to Partnership Shares, the period
                                during which the Trustees accumulate a
                                Qualifying Employee's Partnership Share Money before acquiring Partnership Snares or repaying it to the employee

"THE COMPANY"                   EDO Corporation

"ACQUISITION DATE"

                                (a) in relation to Partnership Shares, where
                                    there is no Accumulation Period, the meaning given by paragraph 50(4) of Schedule 2

                                (b) in relation to Partnership Shares, where
                                    there is an Accumulation Period, the meaning given by paragraph 52(5) of Schedule 2; and

                                (c) in relation to Dividend Shares, the meaning
                                    given by paragraph 66(4) of Schedule 2

"ASSOCIATED COMPANY"            the same meaning as in paragraph 94 of
                                Schedule 2

"AWARD DATE"                    in relation to Free Shares or Matching Shares,
                                the date on which such Shares are awarded

"AWARD"                         (a) in relation to Free Shares and Matching
                                    Shares, the appropriation of Free Shares and Matching Shares in accordance with the Plan; and

                                (b) in relation to Partnership Shares, the
                                    acquisition of Partnership Shares on behalf of Qualifying Employees in accordance with the Plan or, as the case may be, the appropriation of Unawarded Shares already held by the Trustees

"BUSINESS DAY"                  any day (other than a Saturday or a Sunday) when
                                clearing banks are open for business in the City of London for the transaction of normal banking business;

"CAPITAL RECEIPT"               the same meaning as in section 501 ITEPA

"CLAUSE"                        a clause of the Deed

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"CLOSE COMPANY"                 a company that is a close company within the
                                meaning of section 414 of ICTA 1988, but disregarding section 414(1)(a) and section 415 of ICTA 1988

"CONNECTED COMPANY"             the same meaning as in paragraph 18(3) of
                                Schedule 2

"CONTROL"                       the same meaning as in section 840 of ICTA 1988

"DEALING DAY"                   a day on which the New York Stock Exchange is
                                open for the transaction of business

"DEED OF ADHERENCE"             A deed whereby a company agrees to become a
                                Participating Company and be bound by the terms of the Deed substantially in the form set out as Appendix 1 to Schedule 1

"DEED"                          The EDO Corporation Share Incentive Plan Trust
                                Deed

"DIRECTORS"                     the board of directors of the Company or a duly
                                authorised committee thereof

"DIVIDEND SHARES"               Shares acquired on behalf of a Participant from
                                reinvestment of dividends under Part D of the Plan and which are subject to the Plan

"EMPLOYEE SHARE SCHEME"         an employees' share scheme as defined in section
                                743 of the Companies Act 1985

"FORFEITURE PERIOD"             any period specified by the Company during which
                                Free and Matching Shares may be subject to forfeiture

"FREE SHARE AGREEMENT"          an agreement setting the terms of the Award with
                                respect to an Award of Free Shares in such form as may be approved by the Inland Revenue from time to time

"FREE SHARES"                   Shares awarded under Part A of the Plan which
                                are subject to the Plan

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"HOLDING  PERIOD"               (a) in relation to Free Shares, the period
                                    during which the Participant shall be bound by the terms of the Free Share Agreement specified by the Company as mentioned in Rule 7.16;

                                (b) in relation to Matching Shares, the period
                                    during which the Participant shall be bound by the terms of the Partnership Share Agreement specified by the Company as mentioned in Rule 9.5; and

                                (c) in relation to Dividend Shares, the period
                                    of three years from the Acquisition Date

"ICTA 1988"                     the Income and Corporation Taxes Act 1988

"INITIAL MARKET VALUE"          the Market Value of a Share on an Award Date.
                                Where the Share is subject to a restriction or risk of forfeiture, the market value shall be determined without reference to that restriction or risk

"ITEPA"                         The Income Tax (Earnings and Pensions) Act 2003

"MARKET VALUE"                  (a) if and for so long as the Shares are listed
                                    on the New York Stock Exchange,

                                    (i)  if, and only if all the Shares acquired
                                         for allocation to Participants on an
                                         Acquisition Date or an Award Date are
                                         purchased and allocated to all
                                         Participants on the same day, the
                                         average of the prices paid by the
                                         Trustees for those Shares; or

                                    (ii) if all the Shares acquired for
                                         Participants are not purchased on the
                                         same day, the quotation of a share as
                                         derived from the Wall Street Journal
                                         for the immediately preceding Dealing
                                         Day; or

                                (b) if paragraph (a) above does not apply, its
                                    market value determined in accordance with
                                    Part VIII of the Taxation of Chargeable
                                    Gains Act 1992 and agreed for the purposes of the Plan with the Inland Revenue Shares Valuation on or before that day

"MATCHING SHARES"               Shares awarded under Part C of the Plan and
                                which are subject to the Plan

"MATERIAL INTEREST"             the same meaning as in paragraph 20 of
                                Schedule 2

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"NICS"                          National Insurance Contributions

"NEW SHARES"                    the meaning given by Rule 11.3 of the Plan

"NEW YORK STOCK EXCHANGE"       The New York Stock Exchange or any successor or
                                body carrying on the business of the New York
                                Stock Exchange.

"PARTICIPANT"                   an individual who has received under the Plan an
                                Award of Free Shares, Matching Shares or
                                Partnership Shares, or on whose behalf Dividend
                                Shares have been acquired

"PARTICIPATING COMPANY"         the Company and such of its Subsidiaries which
                                are either Original Parties to the Deed or have executed deeds of adherence to the Plan under Clause 19 of the Deed

"PARTNERSHIP SHARE AGREEMENT"   an agreement setting the terms of the Award with
                                respect to an Award of Partnership Shares in such form as may be approved by the Inland
                                Revenue from time to time

"PARTNERSHIP SHARE MONEY"       money deducted from a Qualifying Employee's
                                Salary pursuant to a Partnership Share Agreement and held by the Trustees to acquire Partnership
                                Shares or to be returned to such a person

"PARTNERSHIP SHARES"            Shares awarded under Part B of the Plan and
                                which are subject to the Plan

"PERFORMANCE CRITERIA "         the criteria which may be used in accordance
                                with Schedule 2 to determine:

                                (a) whether or not Free Shares are awarded; or

                                (b) the number or value of Free Shares to be
                                    awarded

"PLAN SHARES"                   -   Free Shares, Matching Shares or Partnership
                                    Shares awarded to Participants;

                                -   Dividend Shares acquired on behalf of
                                    Participants; and

                                - shares in relation to which paragraph 87(2) (company reconstructions: new shares) of
                                    Schedule 2 applies

                                and that remain subject to the Plan

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"PLAN TERMINATION NOTICE"       a notice to terminate the Plan issued by the
                                Company under paragraph 89 of Schedule 2

"PLAN" The EDO Corporation Share Incentive Plan established under Schedule 2 as constituted by this Deed and Rules in their present form or as amended from time to time in accordance with the provisions hereof

"QUALIFYING COMPANY"            in relation to any individual means

                                (a) the Company; or

                                (b) a company that when the individual was
                                    employed by it was an Associated Company

                                    (i)  of the Company, or

                                    (i)  of another company qualifying under
                                         this paragraph

"QUALIFYING CORPORATE BOND"     the same meaning as in section 117 of the
                                Taxation of Chargeable Gains Act 1992

"QUALIFYING EMPLOYEE"           an employee who must be invited to participate
                                in an award in accordance with Rule 5.6 and any employee whom the Company has invited in accordance with Rule 5.7

"QUALIFYING PERIOD"             (a) in the case of Free Shares a period not
                                    exceeding 18 months before the Award is
                                    made;

                                (b) in the case of Partnership Shares and
                                    Matching Shares where there is an
                                    Accumulation a period not exceeding six
                                    months before the start of the Accumulation
                                    Period; and

                                (c) in the case of Partnership Shares and
                                    Matching Shares where there is no
                                    Accumulation Period a period not exceeding
                                    18 months before the deduction of
                                    Partnership Share Money relating to the
                                    Award

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

"QUALIFYING REASON"             A Participant ceases to be in Relevant
                                Employment for a Qualifying Reason if the Participant ceases to be an employee

                                (a) because of injury or disability

                                (b) on being dismissed by reason of Redundancy

                                (c) by reason of a transfer to which the
                                    Transfer of Undertakings (Protection of
                                    Employment) Regulations 1981 apply

                                (d) by reason of a change of control or other
                                    circumstances whereby the Participating
                                    Company that employs him ceases to be an Associated Company of the Company

                                (e) by reason of his retirement on or after he
                                    reaches Retirement Age or

                                (f) on his death

"REDUNDANCY"                    the same meaning as in the Employment Rights Act
                                1996

"RELEVANT EMPLOYMENT"           employment by the Company or any Associated
                                Company

"RETIREMENT AGE"                65

"RIGHTS" rights conferred in respect of Plan Shares to be allotted, on payment, other shares or securities or rights of any description in the Company

"RULES" the rules of the Plan set out as Schedule 1 to the Deed and a reference to a 'Rule' shall be construed accordingly

"SALARY"                        the same meaning as in paragraph 43(4) of
                                Schedule 2

"SCHEDULE 2"                    Schedule 2 to ITEPA

"SHARES" Ordinary shares in the capital of EDO Corporation which comply with the conditions set out in paragraphs 25 to 33 of Schedule 2

"SUBSIDIARY"                    any company which is for the time being under
                                the Control of the Company

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"SURPLUS ASSETS"        any assets comprised in the Trust Fund other than
                        Unawarded Shares, Plan Shares and Partnership Share
                        Money

"TAX YEAR"              a year beginning on 6 April and ending on the following
                        5 April

"TRUST FUND"            all assets transferred to the Trustees to be held on the
                        terms of the Deed and the assets from in to time representing such assets, including any accumulations of income

"TRUST PERIOD"          the period of 80 years beginning with the date of the
                        Deed

"TRUSTEES"              the trustees or trustee for the time being of the Plan

"UNAWARDED SHARES"      Shares comprised in the Trust Fund that have not been
                        awarded to Participants

1.2 References to any Act, or Part, Chapter, or section (including ICTA 1988 and ITEPA) shall include any statutory modification, amendment or re-enactment of that Act, for the time being in force.

1.3 Words of the masculine gender shall include the feminine and words in the singular shall include the plural and vice versa unless, in either case, the context otherwise requires or it is otherwise stated.

1.4 Headings and subheadings are for ease of reference only and shall not affect the interpretation of any Rule or Clause.

2.    PURPOSE OF THE PLAN

      The purpose of the Plan is to enable employees of Participating Companies to acquire Shares, which give them a continuing stake in the company.

3.    PLAN SHARES

      For the avoidance of doubt, the Company may not issue Shares to satisfy Awards under this Plan.

4.    ADMISSION TO THE PLAN

4.1 For each Award, the Company shall determine whether and to what extent Qualifying Employees shall be invited to apply for Free Shares, Partnership Shares or Matching Shares subject to the terms and conditions of the Deed and these Rules.

4.2 If the Company determines that Qualifying Employees shall be invited to apply then the Company shall also determine:

      (a)   any Qualifying Period;

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

      (b) whether there shall be an Accumulation Period in respect of any Award of Partnership Shares;

      (c) whether there shall be any Performance Criteria in respect of any Award of Free Shares;

      (d) the Holding Period in respect of any Award of Free Shares, Matching Shares or Dividend Shares;

      (e) maximum and minimum Partnership Share Money deductions;

      (f) the maximum number of Shares to be included in an Award of Partnership Shares; and

      (g) whether there shall be a Forfeiture Period in respect of any Award of Free or Matching Shares.

5.    ELIGIBILITY OF INDIVIDUALS

5.1 Subject to Rule 5.4, individuals are eligible to participate in an Award only if:

      (a)   they are employees of a Participating Company;

      (b) they have been employees of a Qualifying Company at all times during any Qualifying Period;

      (c)   they are eligible on the date(s) set out in paragraph 14(1) of
            Schedule 2; and

      (d)   they do not fail to be eligible under any of Rules 5.2, 5.3 or 5.4.

5.2 Individuals are not eligible to participate in an Award of Shares if they have, or within the preceding twelve months have had, a Material Interest in:

      (a)   a Close Company whose Shares may be awarded under the Plan; or

      (b) a company which has Control of such a company or is a member of a consortium which owns such a company.

5.3 Individuals are not eligible to participate in an Award of Free Shares if in that Tax Year they are to receive at the same time an award under another plan established by the Company or a Connected Company and approved under Schedule 2, or if they would have received such an award but for their failure to meet a performance target (see Rule 7.6).

5.4 Individuals are not eligible to participate in an Award of Partnership Shares or Matching Shares if in that Tax Year they receive at the same time an award under another plan established by the Company or a Connected Company and approved under Schedule 2, or if they would have received such an award but for their failure to meet a performance target (see Rule 7.6).

5.5 If an individual participates in an Award of Shares under the Plan in a Tax Year in which they have already received an award under another plan established by the

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

      Company or a Connected Company and approved under Schedule 2, the limit specified in Rules 7.4, 8.5, 8.6 and 10.6 apply as if the Plan and any other plan were a single plan.

      EMPLOYEES WHO MUST BE INVITED TO PARTICIPATE IN AWARDS

5.6 Individuals shall be eligible to receive an Award of Shares under the Plan if they meet the requirements in Rule 5.1 AND are a UK resident tax payer within the meaning of para 8(2) of Schedule 2.

5.7 In this case, they shall be invited to participate in any Awards of Free Shares, Partnership Shares and Matching Shares, and acquisition of Dividend Shares, in accordance with the Rules of the Plan.

      EMPLOYEES WHO MAY BE INVITED TO PARTICIPATE IN AWARDS

5.8 The Company may also invite any employee who meets the requirements in Rule 5.1 to participate in any Award or acquisition of Dividend Shares in accordance with the rules of the Plan.

6.    PARTICIPATION ON SAME TERMS

6.1 Every Qualifying Employee shall be invited to participate in an Award on the same terms. All who do participate in an Award shall do so on the same terms.

6.2 The Company may make an Award of Free Shares to Qualifying Employees by reference to their remuneration, length of service or hours worked. However, if the Company makes such an Award by reference to more than one of these factors, it shall do so on the basis that each factor gives rise to a separate entitlement and the total entitlement is the sum of those separate entitlements.

6.3 The Company may make an Award of Free Shares to Qualifying Employees by reference to their performance as set out in Rule 7.6.

PART A

7.    FREE SHARES

7.1 Every Qualifying Employee shall make an agreement with the Company (a "Free Share Agreement") in such form as agreed in advance with the Board of the Inland Revenue.

7.2 The Trustees, acting with the prior consent of the Company, may from time to time award Free Shares.

7.3 The number of Free Shares to be awarded by the Trustees to each Qualifying Employee on an Award Date shall be determined by the Company in accordance with this Rule.

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      MAXIMUM ANNUAL AWARD

7.4 The Initial Market Value of the Shares awarded to a Qualifying Employee in any Tax Year shall not exceed (Pound) 3,000.

      QUALIFYING PERIOD FOR AWARD OF FREE SHARES

7.5 The Company may stipulate a Qualifying Period in respect of the Award of Free Shares. Any such Qualifying Period shall be the same for all Qualifying Employees in relation to the same Award, but may be different for different Awards.

      ALLOCATION OF FREE SHARES BY REFERENCE TO PERFORMANCE

7.6 The Company may stipulate that the number of Free Shares (if any) to be awarded to each Qualifying Employee on a given Award Date shall be determined by reference to Performance Criteria.

7.7 If Performance Criteria are used, they shall apply to all Qualifying Employees.

7.8 Performance Criteria shall be determined by reference to such fair and objective criteria (performance targets) relating to business results as the Company shall determine over such period as the Company shall specify.

7.9 Performance targets must be set for performance units of one or more employees.

7.10 For the purposes of an Award of Free Shares, an employee must not be a member of more than one performance unit.

7.11 Where the Company decides to use Performance Criteria it shall, as soon as reasonably practicable:

      (a) notify each employee participating in the Award of the performance targets and measures which, under the Plan, shall be used to determine the number or value of Free Shares awarded to him; and

      (b) notify all Qualifying Employees of any Participating Company, in general terms, of the performance targets and measures to be used to determine the number or value of Free Shares to be awarded to each Participant in the Award.

7.12 The Company shall determine the number of Free Shares (if any) to be awarded to each Qualifying Employee by reference to performance using Method 1 or Method 2 set out below. The same method shall be used for all Qualifying Employees for each Award.

      PERFORMANCE CRITERIA: METHOD 1

7.13  By this Method:

      (a) at least 20% of Free Shares awarded in any performance period shall be awarded without reference to performance;

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      (b)   the remaining Free Shares shall be awarded by reference to performance; and

      (c) the highest Award made to an individual by reference to performance in any period shall be no more than four times the highest Award to an individual without reference to performance.

7.14  If this Method is used:

      (a)   the Free Shares awarded without reference to performance (paragraph
            (a) above) shall be awarded on the same terms mentioned in Rule 6;
            and

      (b) the Free Shares awarded by reference to performance (paragraph (b) above) need not be allocated on the same terms mentioned in Rule 6.

      PERFORMANCE CRITERIA: METHOD 2

7.15  By this Method:

      (a) some or all Free Shares shall be awarded by reference to performance;

      (b) the Award of Free Shares to Qualifying Employees who are members of the same performance unit shall be made on the same terms, as mentioned in Rule 6; and

      (c) Free Shares awarded for each performance unit shall be treated as separate Awards.

      HOLDING PERIOD FOR FREE SHARES

7.16 The Company shall, in relation to each Award Date, specify a Holding Period throughout which a Participant shall be bound by the terms of the Free Share Agreement.

7.17 The Holding Period shall, in relation to each Award, be a specified period of not less than three years nor more than five years, beginning with the Award Date and shall be the same for all Participants who receive an Award at the same time. The Holding Period shall not be increased in respect of Free Shares already awarded under the Plan.

7.18  A Participant may during the Holding Period direct the Trustees:

      (a) to accept an offer for any of his Free Shares if the acceptance or agreement shall result in a new holding being equated with those Shares for the purposes of capital gains tax; or

      (b) to accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for his Free Shares if the offer forms part of such a general offer as is mentioned in paragraph (c); or

      (c) to accept an offer of cash, with or without other assets, for his Free Shares if the offer forms part of a general offer which is made to holders of Shares of the same class as their Shares, or to holders of Shares in the same company

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

            and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of ICTA 1988; or

      (d) to agree to a transaction affecting their Free Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting;

            (i) all of the ordinary share capital of the Company or, as the case may be, all the Shares of the class in question; or

            (ii) all the Shares, or all the Shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under Schedule 2.

      FORFEITURE PERIOD FOR FREE SHARES

7.19 The Company shall, in relation to each Award Date, determine whether a Forfeiture Period shall apply to the Free Shares. Any Forfeiture Period so determined shall be specified in the Free Share Agreement and shall not be more than three years. If the Company so determines, then a Participant who ceases to be in Relevant Employment during the Forfeiture Period for a reason that is not a Qualifying Reason shall cease to be beneficially entitled to those Free Shares.

PART B

8.    PARTNERSHIP SHARES

8.1 The Company may at any time invite every Qualifying Employee to enter into an agreement with the Company (a "Partnership Share Agreement") in the terms of the draft appended to these Rules, or on such other terms as agreed in advance with the Board of the Inland Revenue.

8.2 References in Rule 8 to the Trustees acquiring Partnership Shares on behalf of a Participant include their appropriating to a Participant Unawarded Shares already held by them.

8.3 Partnership Shares shall not be subject to any provision under which they may be forfeited.

      QUALIFYING PERIOD

8.4 The Company may stipulate a Qualifying Period in respect of the Award of Partnership Shares. Any such Qualifying Period shall be the same for all Qualifying Employees in relation to the same Award, but may be different for different Awards.

      MAXIMUM AMOUNT OF DEDUCTIONS

8.5 The amount of Partnership Share Money deducted from an employee's Salary shall not exceed (Pound) 1500 (or such other amount as may be permitted by Schedule 2 from time

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

      to time) in any Tax Year. The Company may set a lower limit under Rule 4.2
      (e) (which may be framed in accordance with paragraph 46 (4A) of Schedule
      2)

8.6 The amount of Partnership Share Money deducted from an employee's Salary for any Tax Year must not exceed 10% of that Participant's Salary for the Tax Year, or any other limit as amended by legislation from time to time.

8.7 Any amount deducted in excess of that allowed by Rule 8.5 or 8.6 shall be paid over to the employee, subject to both deduction of income tax under PAYE and NICs, as soon as practicable.

8.8 A Participant may only be a party to one Partnership Share Agreement authorising one or more deductions from Salary in any given month but Directors may, from time to time, and subject to Rules 8.5 and 8.6, invite all Participants to vary the amount of deductions authorised to be made.

      MINIMUM AMOUNT OF DEDUCTIONS

8.9 The minimum amount to be deducted under the Partnership Share Agreement in any month shall be the same in relation to all Partnership Share Agreements entered into in response to invitations issued on the same occasion. It shall not be greater than (Pound) 10, or any other limit as amended by legislation from time to time.

      NOTICE OF POSSIBLE EFFECT OF DEDUCTIONS ON BENEFIT ENTITLEMENT

8.10 Every Partnership Share Agreement shall contain a notice under paragraph 48 of Schedule 2 in respect of the possible effect of deductions on benefit entitlement on salary related state benefits such as statutory sick pay and maternity pay, the Company shall provide each participant in the Plan with a statement detailing the effects on such benefits of participation in the Plan. The Inland Revenue are empowered to make regulations prescribing the form of such a notice.

      RESTRICTION IMPOSED ON NUMBER OF SHARES AWARDED

8.11 The Company may specify the maximum number of Shares to be included in an Award of Partnership Shares.

8.12 The Partnership Share Agreement shall contain an undertaking by the Company to notify each Qualifying Employee of any restriction on the number of Shares to be included in an Award.

8.13  The notification in Rule 8.11 above shall be given:

     (a) if there is no Accumulation Period, before the deduction of the Partnership Share Money relating to the Award; and

     (b) if there is an Accumulation Period, before the beginning of the Accumulation Period relating to the Award.

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      PLAN WITH NO ACCUMULATION PERIOD

8.14 The Trustees shall acquire Shares on behalf of the Qualifying Employee using the Partnership Share Money. They shall acquire the Shares on the Acquisition Date. The number of Shares awarded to each employee shall be determined in accordance with the Market Value of the Shares on that date.

      PLAN WITH ACCUMULATION PERIOD

8.15 If there is an Accumulation Period, the Trustees shall acquire Shares on behalf of the Qualifying Employee, on the Acquisition Date, using the Partnership Share Money.

8.16 The number of Shares acquired on behalf of each Participant shall be determined by reference to the lower of:

      (a) the Market Value of the Shares at the beginning of the Accumulation Period; and

      (b)   the Market Value of the Shares on the Acquisition Date.

8.17  All subsisting Accumulation Periods shall immediately come to an end:

      (a) with effect from the date specified in a notice to terminate the operation of the Plan given in accordance with clause 29 of the Deed;

      (b) if notice is given to shareholders of the Company of a resolution being proposed for the voluntary winding up of the Company;

      (c)   upon the commencement of a winding up of the Company;

      (d) if a general offer is made to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company when that condition is satisfied;

      (e) if a general offer is made to acquire all the shares in the Company of the same class as the Shares, when any condition subject to which the offer is made has been satisfied;

      (f) if any person becomes entitled or bound to acquire shares in the Company under sections 428 to 430F (inclusive) of the Companies Act 1985.

      SURPLUS PARTNERSHIP SHARE MONEY

8.18 Any surplus Partnership Share Money remaining after the acquisition of Shares by the Trustees:

      (a) may, with the agreement of the Participant, be carried forward to the next Accumulation Period or deduction, as appropriate; and

      (b) in any other case, shall be paid over to the Participant, subject to both deduction of income tax under PAYE and NICs, as soon as practicable.

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      SCALING DOWN

8.19 If the Company receives applications for Partnership Shares exceeding the Award maximum determined in accordance with Rule 8.11 then the following steps shall be taken in sequence until the excess is eliminated.

      Step 1. the excess of the monthly deduction chosen by each applicant over (pound)10 shall be reduced pro rata;

      Step 2. all monthly deductions shall be reduced to (pound)10

      Step 3. applications shall be selected by lot, each based on a monthly deduction of (pound)10.

8.20 Each application shall be deemed to have been modified or withdrawn in accordance with the foregoing provisions, and each employee who has applied for Partnership Shares shall be notified of the change.

      WITHDRAWAL FROM PARTNERSHIP SHARE AGREEMENT

8.21 An employee may withdraw from a. Partnership Share Agreement at any time by notice in writing to the Company. Unless a later date is specified in the notice, such a notice shall take effect 30 days after the Company receives it. Any Partnership Share Money then held on behalf of an employee shall be paid over to that employee as soon as practicable. This payment shall be subject to income tax under PAYE and NICs.

8.22 If an employee ceases to be in Relevant Employment during an Accumulation Period, any Partnership Share Money then held on behalf of that employee shall be paid over to that employee as soon as practicable. This payment shall be subject to tax under PAYE and NICs.

8.23 When Partnership Shares have been Awarded to a Participant, the Participant may at any time withdraw any or all of his Partnership Shares from the Plan.

8.24 An employee may at any time give notice in writing to the Company to stop deductions in pursuance of a Partnership Share Agreement. An employee who has stopped deductions may subsequently give notice in writing to the Company to restart deductions in pursuance of the agreement, but may not make-up deductions that have been missed. Unless a later date is specified in the notice the Company will ensure that within 30 days of receiving the notice no further deductions are made under the Partnership Share Agreement. The Company on receiving a notice to restart deductions under the Partnership Share Agreement, will do so no later than the re-start date. The re-start date shall be the date of first deduction due under the Partnership Share Agreement and not more than 30 days after the receipt of the notice to re-start the deductions.

REPAYMENT OF PARTNERSHIP SHARE MONEY ON WITHDRAWAL OF APPROVAL OR TERMINATION

8.25 If approval to the Plan is withdrawn or a Plan Termination Notice is issued in respect of the Plan, any Partnership Share Money held on behalf of employees shall be repaid to them as soon as practicable after notice of withdrawal is given to the Company or

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
      after the Plan Termination Notice is notified to the Trustees, as the case may be, subject to deduction of income tax under PAYE and NICs.

8.26 The authority to make deductions from Salary granted by a Participant pursuant to a Partnership Share Agreement shall lapse upon the occurrence of any of the events specified in Rule 8.18 or, if earlier, upon the effective date of a Participant's withdrawal from a Partnership Share Agreement as mentioned in Rules 8.21, 8.22 and 8.24.

PART C

9.    MATCHING SHARES

9.1 The Partnership Share Agreement sets out the basis on which a Participant is entitled to Matching Shares in accordance with this Part of the Rules.

      GENERAL REQUIREMENTS FOR MATCHING SHARES

9.2   Matching Shares shall:

      (a) be Shares of the same class and carrying the same rights as the Partnership Shares to which they relate;

      (b) subject to Rule 9.4, be awarded on the same day as the Partnership Shares to which they relate are acquired on behalf of the Participant; and

      (c)   be awarded to all Participants on exactly the same basis.

      RATIO OF MATCHING SHARES TO PARTNERSHIP SHARES

9.3 The Partnership Share Agreement shall specify the ratio of Matching Shares to Partnership Shares for the time being offered by the Company and that ratio shall not exceed two for one. The Company may vary the ratio before Partnership Shares are acquired. Employees shall be notified of the terms of any such variation before the Partnership Shares are awarded under the Partnership Share Agreement.

9.4 If the Partnership Shares on that day are not sufficient to produce a Matching Share, the match shall be made when sufficient Partnership Shares have been acquired to allow at least one Matching Share to be appropriated.

      HOLDING PERIOD FOR MATCHING SHARES

9.5 The Company shall, in relation to each Award Date, specify a Holding Period throughout which a Participant shall be bound by the terms of the Partnership Share Agreement.

9.6 The Holding Period shall, in relation to each Award, be a specified period of not less than three years nor more than five years, beginning with the Award Date and shall be the same for all Participants who receive an Award at the same time. The Holding Period shall not be increased in respect of Matching Shares awarded under the Plan.

9.7   A Participant may during the Holding Period direct the Trustees:

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
      (a) to accept an offer for any of his Matching Shares if the acceptance or agreement shall result in a new holding being equated with those original Shares for the purposes of capital gains tax; or

      (b) to accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for their Matching Shares if the offer forms part of such a general offer as is mentioned in paragraph (c); or

      (c) to accept an offer of cash, with or without other assets, for his Matching Shares if the offer forms part of a general offer which is made to holders of Shares of the same class as their Shares or to the holders of Shares in the same company, and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of ICTA 1988; or

      (d) to agree to a transaction affecting his Matching Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting;

            (i) all of the ordinary share capital of the Company or, as the case may be, all the Shares of the class in question; or

            (ii) all the Shares, or all the Shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under Schedule 2.

      FORFEITURE PERIOD FOR MATCHING SHARES

9.8 The Company shall, in relation to each Award Date, determine whether a Forfeiture Period shall apply to the Matching Shares. Any Forfeiture Period so determined shall be specified in the Partnership Share Agreement and shall not be more than three years. If the Company so determines, then a Participant who ceases to be in Relevant Employment during the Forfeiture Period for a reason that is not a Qualifying Reason shall cease to be beneficially entitled to those Matching Shares. The Company may additionally determine that a Participant who withdraws the Partnership Shares in respect of which the Matching Shares were awarded from the Plan during the Forfeiture Period shall cease to be beneficially entitled to those Matching Shares.

PART D

10.   DIVIDEND SHARES

      REINVESTMENT OF CASH DIVIDENDS

10.1 The Free Share Agreement or Partnership Share Agreement, as appropriate, shall set out the rights and obligations of Participants receiving Dividend Shares under the Plan.

10.2 The Company may direct that any cash dividend in respect of Plan Shares held on behalf of Participants may be applied in acquiring further Plan Shares on their behalf.

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
10.3  Dividend Shares shall be Shares:

      (a) of the same class and carrying the same rights as the Shares in respect of which the dividend is paid; and


      (b) which are not subject to any provision for forfeiture. 10.4 The Company may decide to:

      (a) apply all Participants' dividends, up to the limit specified in Rule 10.6, to acquire Dividend Shares;

      (b)   to pay all dividends in cash to all Participants; or

      (c)   to offer Participants the choice of either (a) or (b) above.

10.5  The Company may revoke any direction for reinvestment of cash dividends.

10.6 The amount applied by the Trustees in acquiring Dividend Shares shall not exceed (pound)1,500 in each Tax Year.

10.7 If the amounts received by the Trustees exceed the limit in Rule 10.6, the balance shall be paid to the Participant as soon as practicable.

10.8 If dividends are to be applied to acquire Dividend Shares, the Trustees shall apply all the cash dividend to acquire Shares on behalf of the Participant on the Acquisition Date. The number of Dividend Shares acquired on behalf of each Participant shall be determined by the Market Value of the Shares on the Acquisition Date.

10.9 References in Rule 10 to the Trustees acquiring Dividend Shares on behalf of a Participant include their appropriating to a Participant Unawarded Shares already held by them.

      CERTAIN AMOUNTS NOT REINVESTED TO BE CARRIED FORWARD

10.10 Subject to Rule 10.7, any amount that is not reinvested:

      (a) because the amount of the cash dividend is insufficient to acquire a Share; or

      (b) because there is an amount remaining after acquiring the Dividend Shares;

      may be retained by the Trustees and carried forward to be added to the amount of the next cash dividend to be reinvested.

10.11 If, during the period of three years beginning with the date on which the dividend was paid:

      (a)   it is not reinvested; or

      (b)   the Participant ceases to be in Relevant Employment; or

      (c)   a Plan Termination Notice is issued


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

      the amount shall be paid to the Participant as soon as practicable. On making such a payment, the Participant shall be provided with the information specified in paragraph 80(4) of Schedule 2.

      HOLDING PERIOD FOR DIVIDEND SHARES

10.12 The Holding Period shall be a period of three years, beginning with the Acquisition Date.

10.13 A Participant may during the Holding Period direct the Trustees:

      (a) to accept an offer for any of his Dividend Shares if the acceptance or agreement shall result in a new holding being equated with those Shares for the purposes of capital gains tax; or

      (b) to accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for their Dividend Shares if the offer forms part of such a general offer as is mentioned in paragraph (c); or

      (c) to accept an offer of cash, with or without other assets, for their Dividend Shares if the offer forms part of a general offer which is made to holders of Shares of the same class as their Shares or to holders of Shares in the same company, and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of ICTA 1988; or

      (d) to agree to a transaction affecting their Dividend Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting;

            (i) all of the ordinary share capital of the Company or, as the case may be, all the shares of the class in question; or

            (ii) all the Shares, or all the Shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under Schedule 2.

10.14 Where a Participant is charged to tax in the event of their Dividend Shares ceasing to be subject to the Plan, they shall be provided with the information specified in paragraph 80(4) of Schedule 2.

11.   COMPANY RECONSTRUCTIONS

11.1 The following provisions of this Rule apply if there occurs in relation to any of a Participant's Plan Shares (referred to in this Rule as "the Original Holding"):

      (a) a transaction which results in a new holding (referred to in this Rule as "the New Holding") being equated with the Original Holding for the purposes of capital gains tax; or

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                                                                              32

     (b) a transaction which would have that result but for the fact that what would be the new holding consists of or includes a Qualifying Corporate Bond.

11.2 If an issue of Shares of any of the following description (in respect of which a charge to income tax arises) is made as part of a company reconstruction, those Shares shall be treated for the purposes of this Rule as not forming part of the New Holding:

     (a) redeemable shares or securities issued as mentioned in section 209(2)(c) of ICTA 1988;

     (b) share capital issued in circumstances such that section 210(1) of ICTA 1988 applies; or

     (c)  share capital to which section 249 of ICTA 1988 applies.

11.3 In this Rule:

     "Corresponding Shares" in relation to any New Shares, means the Shares in respect of which the New Shares are issued or which the New Shares otherwise represent;

     "New Shares" means shares comprised in the New Holding which were issued in respect of, or otherwise represent, shares comprised in the Original Holding.

11.4 Subject to the following provisions of this Rule, reference in this Plan to a Participant's Plan Shares shall be respectibely construed, after the time of the company reconstruction, as being or, as the case may be, as including references to any New Shares.

11.5 For the purposes of the Plan:

     (a) a company reconstruction shall be treated as not involving a disposal of Shares comprised in the Original Holding; and

     (b) the date on which any New Shares are to be treated as having been appropriated to or acquired on behalf of the Participant shall be that on which Corresponding Shares were so appropriated or acquired.

11.6 In the context of a New Holding, any reference in this Rule to shares includes securities and rights of any description which form part of the New Holding for the purposes of Chapter II of Part IV of the Taxation of Chargeable Gains Act 1992.

12. RIGHTS ISSUES

12.1 Any shares or securities allotted under Clause 14 of the Deed shall be treated as Plan Shares identical to the Shares in respect of which the rights were conferred. They shall be treated as if they were awarded to or acquired on behalf of the Participant under the Plan in the same way and at the same time as those Shares.

12.2 Rule 12.1 does not apply:

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

      (a) to shares and securities allotted as the result of taking up a rights issue where the funds to exercise those rights were obtained otherwise than by virtue of the Trustees disposing of rights in accordance with this Rule; or

      (b) where the rights to a share issue attributed to Plan Shares are different from the rights attributed to other ordinary shares of the Company.

13.   FRACTIONAL ENTITLEMENTS

PROPORTIONATE ALLOCATION

13.1 Where the Trustees receive additional rights or securities in respect of Plan Shares under a capitalisation or rights issue or similar offer or invitation, the Trustees shall allocate those rights or securities amongst the Participants concerned on a proportionate basis. Subject to 13.2 below, if that allocation gives rise to a fraction of a security or of a transferable unit of a security (in this Rule "unit"), the Trustees shall round the allocation down to the next whole unit and aggregate the fractions not allocated. The Trustees shall use their best endeavours to sell any rights or units which are not allocated and distribute the net proceeds of sale (after deducting from them any expenses of sale and any taxation which may be payable in respect of them) proportionately among the Participants whose allocation was rounded down, but so that any sum of less than (Pound) 3 otherwise distributable to a particular Participant may be retained by the Trustees and used for the purposes of the Plan.

13.2 If the Trustees receive additional Shares in accordance with Rule 13.1 above and the allocation of those Shares amongst Participants gives rise to a fraction of a Share then the Trustees may either:

      13.2.1 round the allocation of Shares down to the next whole Share and aggregate the fractions not allocated. The Trustees shall use their best endeavours to sell any Shares which are not allocated and distribute the net proceeds of sale (after deducting from them any expenses of sale and any taxation which may be payable in respect of them) proportionately amongst the Participants whose allocation was rounded down, but so that any sum of less than (Pound) 3 otherwise distributable to a particular Participant may be retained by the Trustees and used for the purposes of the Plan; or

      13.2.2 allocate the fractions of a Share amongst Participants in a proportionate basis. The Trustees shall use their best endeavours to sell any fractions of Shares not so allocated,

      so long as all Participants are treated on the same terms.

ALLOCATION BY REFERENCE TO TIME OF APPROPRIATION

13.3 In any circumstances in which the Trustees receive New Shares which form part of a Participant's Plan Shares, the Trustees shall allocate the New Shares to the Participant by reference to the relative Award Date or Acquisition Date of his Plan Shares to which they relate. If that allocation gives rise to a fraction of a New Share, the Trustees may, subject to ITEPA, round the allocation up or down to the next whole

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                                                                              34
      unit or allocate the fraction of a New Share to each Participant pro-rata to their allocation as they, in their discretion, think fit.

14.   ALTERATIONS

      No modification alteration or amendment to these Rules shall be made except in accordance with Clause 27 of the Deed.

15.   DISPUTES

      If any matter arises on or in connection with this Plan or its operation for which specific provision is not made in the Rules or in the Deed to which they are scheduled or in any Deed supplemental to it such matter shall be resolved, dealt with or provided for in such manner as the Directors shall in their absolute discretion consider appropriate after taking into account the respective interests of the relevant Participating Company and of the Participants.

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                                                                              35

APPENDIX 1 - DEED OF ADHERENCE

                               DEED OF ADHERENCE

                                       TO

                    THE EDO CORPORATION SHARE INCENTIVE PLAN
                                      TRUST

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                                                                              36

THIS TRUST DEED is made the      day of        2005

BETWEEN

(1) EDO Corporation, whose registered office is at 60 East 42nd Street, 42nd Floor, New York, NY 10165 ('the Company')

(2) [Participating Company], whose registered office is at [registered office] ('the Subsidiary');

(3) Killik & Co Trustees Limited (registered no: 3929253), whose registered office is at 46 Grosvenor Street, London, W1K 3HN ('the Trustees')

SUPPLEMENTAL to a Deed ("the Deed") dated the    day of    2005 made between (1)
the Company, (2) the Trustees.

WHEREAS the Subsidiary is a subsidiary of the Company within the meaning of
Section 736 of the Companies Act 1985 and is desirous of becoming a Participating Company (as defined in the Deed).

NOW THIS DEED WITNESSETH as follows:

- The Subsidiary HEREBY AGREES to be bound in all respects by the provisions of the Deed

- the Company and the Trustees HEREBY CONSENT to the Subsidiary becoming a Participating Company

IN WITNESS WHEREOF this document has been duly executed as a deed and has been duly delivered on the day and year first above written.

Signed as a deed by __________________ and ___________________ for and on behalf of EDO Corporation

                   (Director/Secretary)         (Director)

Signed as a deed by _____________________ and _____________________ for and on
behalf of [Participating Company]

                    (Director/Secretary)     (Director)

 THE COMMON SEAL OF
 KILLIK & CO TRUSTEES LIMITED
 Was hereunto affixed in the presence of:-     ________________________________
                                               Authorised Signatory

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                                                                              37

EXECUTION

IN WITNESS WHEREOF this document has been duly executed as a deed and has been duly delivered on the day and year first above written.

Signed as a deed by /s/ LISA M. PALUMBO and /s/ PATRICIA D. COMISKEY for and on
                        ---------------         --------------------
behalf of EDO Corporation

                        (Director/Secretary)         (Director)

THE COMMON SEAL OF
KILLIK & CO TRUSTEES LIMITED
Was hereunto affixed in the presence of:-    /s/ [ILLEGIBLE]
                                                 ----------------------
                                                 Authorised Signatory

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